SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               April 10, 2000
                               --------------
                               Date of Report
                     (Date of Earliest Event Reported)

                              2DOBIZ.COM, INC.
                              ----------------
           (Exact Name of Registrant as Specified in its Charter)

          NEVADA                 0-27983                77-0448262
      ---------------          -----------            --------------
      (State or other          (Commission             (IRS Employer
      jurisdiction of          File Number)          Identification No.)
      incorporation)


     122-1020 Mainland Street, Vancouver, British Columbia Canada. V6B 2T4
     ---------------------------------------------------------------------
                 (Address of principal executive offices)

                             (604)602-2378
                            -----------------
                     (Registrant's telephone number)

                          INTERLOCK SERVICES, INC.
                          9160 East Deer Trail
                          Tucson, Arizona 85710
                        ---------------------------
                     (Former name and former address)


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<PAGE 02>

ITEM  1.  CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") INTERLOCK SERVICES, INC, a Nevada corporation ("Acquisition"), INTERNET INTERNATIONAL COMMUNICATIONS, LTD., a Nevada corporation ("Client") and the persons listed (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding common stock of Client.

The Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant and approved by the unanimous consent of the shareholders of the Registrant on January 15, 2000. The Agreement was adopted by the unanimous consent of the Board of Directors of Client on January 15, 2000 and approved by the unanimous consent of the Shareholders on January 15, 2000.

Prior to the Agreement, the Registrant had 11,000,000 shares of common stock outstanding. Pursuant to the Agreement, the Registrant exchanged 7,500,000 shares of its common stock for 7,086,903 shares of common stock of Client at an exchange ratio of 1.058 to 1.0. The Registrant pursuant to the Agreement cancelled 7,500,000 shares of common stock of the Company and issued 7,500,000 shares of common stock to the Shareholders. After the effect of the Agreement, the Registrant had a total of 11,000,000 shares of its common stock outstanding.

The sole source of consideration used by the Shareholders to acquire their respective interest in the Registrant was the exchange of their common stock for the common stock of the Acquisition. The Agreement was structured to provide the Shareholders with a capital gain deferral under applicable Nevada tax laws, rules and regulations.

The foregoing description is qualified in its entirety by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on January 31, 2000 (the "Prior 8-K") and to the Agreement which was attached as
Exhibit 2.1 to the Prior 8-K.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM  3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Reported on Form 8-K filed April 3, 2000.


ITEM  5.  OTHER EVENTS

No events to report.


ITEM  6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

No events to report.

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<PAGE 03>

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and pro forma financial information are being provided in accordance with the instructions to this item.

(a)  Financial Statements of Business Acquired.

Independent Auditors Report

Balance sheet of Internet International Communications, Ltd. at April 30, 1999.

Income statement of Internet International Communications, Ltd. for the period May 1, 1998 to April 30, 1999.

Statements of changes in shareholders' equity of Internet International Communications, Ltd. for the period May 1, 1998 to April 30, 1999.

Statements of cash flows of Internet International Communications, Ltd. for the period May 1, 1998 to April 30, 1999.

(b)  Pro Forma Financial Information.

Unaudited pro forma balance sheet as of December 31, 1999 and accompanying explanatory notes.

Unaudited pro forma statement of operations for the year ended December 31, 1999 and accompanying explanatory notes.

(c)  Exhibits.

There is attached hereto the following exhibits:

Exhibit
  No.    Description
-----    ----------------------------------------------------------------------
  2.1** Agreement and Plan of Reorganization among INTERLOCK SERVICES INC., INTERNET INTERNATIONAL COMMUNICATIONS, LTD, and all of the shareholders

 23.1    Consent of Independent Auditors


 99.1**  Press Release issued by INTERLOCK SERVICES INC. on January 25, 2000,


 99.2**  Press Release issued by INTERLOCK SERVICES INC on January 27, 2000,

 99.3 Press Release issued by INTERLOCK SERVICES INC. on March 8, 2000, 2dobiz.com, Inc. Announces Preferred Provider Relationships.

 99.3 Press Release issued by INTERLOCK SERVICES INC. on March 13, 2000, 2dobiz.com, Announces Joint Venture in the Philippines.

 99.3 Press Release issued by INTERLOCK SERVICES INC. on March 16, 2000, Announces Preferred Provider Relationship with Jameson International.

**Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on January 31, 2000.


          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    2DOBIZ.COM, INC.


                                    By /s/ Dr. David Roth
                                       ------------------
                                       David Roth, Ph.D.
                                       President, Chief Executive Officer


Date: April 7, 2000

                                   - 2 -
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<PAGE 04>

                                EXHIBIT INDEX


                           INDEPENDENT AUDITOR'S REPORT


Board of Directors
Internet International Communications, Ltd.
7550 Aubrey Street
Burnaby, BC
Canada V5A 1K7

I have audited the Balance Sheet of Internet International Communications, Ltd. (the "Company") (A Development Stage Company), as of April 30, 1999, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the period May 1, 1998 to April 30, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Internet International Communications, Ltd., (A Development Stage Company), as of May 1, 1998 to April 30, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ G. Brad Beckstead, CPA

Las Vegas, Nevada
January 3, 2000

                                   - 3 -
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<PAGE 05>

                    Internet International Communications, Ltd.
                          (A Development Stage Company)

                               Balance Sheet
                              April 30, 1999


Assets

Cash                                                            $108,087

Office equipment, net                                              8,733

Web development costs, net                                        38,471

Organizational costs, net                                         17,115
                                                                --------
          Total Assets                                          $172,406
                                                                ========

Liabilities and Stockholders' Equity

Due to affiliate                                                $ 10,784

Convertible debt                                                 135,088

Shareholder loan                                                   6,170
                                                                --------
          Total Liabilities                                      152,042

Common stock, $0.001 par value, 200,000,000 shares authorized;
     6,334,250 shares issued and outstanding at 4/30/99            6,334

Preferred stock, $0.001 par value, 20,000,000 shares authorized;
     no shares issued and outstanding at 4/30/99                   -0-

Additional paid-in capital                                        69,628

Retained earnings                                                (55,598)
                                                                --------
          Total Stockholders' Equity                              20,364
                                                                --------
               Total Liabilities and Stockholders' Equity       $172,406
                                                                ========

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<PAGE 06>

                    Internet International Communications, Ltd.
                          (A Development Stage Company)

                             Income Statement
                              For the period
                       May 1, 1998 to April 30, 1999


     Revenue                                                   $   -0-

     General and administrative expenses                          40,742

     Depreciation and amortization                                12,090
                                                               ---------
     Net income or (loss)                                      $ (52,832)
                                                               =========


     Weighted average number of
          common shares outstanding                            6,334,250

     Net income or (loss) per share                             $  (.01)
                                                               =========

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<PAGE 07>


                    Internet International Communications, Ltd.
                          (A Development Stage Company)

                    Statement of Changes in Stockholders' Equity
                              For the period
                       May 1, 1998 to April 30, 1999

                                                                       Deficit
                                                                     Accumulated
                                                         Additional     During        Total
                     Common     Stock    Subscription     Paid-in    Development   Stockholders'
                     Shares     Amount    Receivable      Capital       Stage         Equity
June 17, 1998
Issued for cash    5,372,153    $5,372                    $69,628                    $75,000

April 30, 1999
Issued for cash      962,097       962                                                   962

Net Loss,
June 30, 1997
(inception) to
April 30, 1998                                                         (2,766)        (2,766)

Net Loss,
May 1, 1998 to
April 30, 1999                                                        (52,832)       (52,832)

Balance as of
April 30, 1999     6,334,250    $6,334                    $69,628    $(55,598)       $20,364
                   =========    ======                    =======    ========        =======

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<PAGE 08>


                  Internet International Communications, Ltd.
                        (A Development Stage Company)

                           Statement of Cash Flows
                              For the period
                         May 1, 1998 to April 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                (52,832)

     Depreciation and amortization                            12,090

     Increase in web development costs                       (48,088)

     Increase in organizational costs                        (17,405)
                                                           ---------
     Net cash used by operating activities                  (106,235)

CASH FLOWS FROM INVESTING ACTIVITIES

     Purchase of office equipment                             10,916
                                                           ---------
     Net cash used by investing activities                   (10,916)

CASH FLOWS FROM FINANCING ACTIVITIES

     Increase in due to affiliate                              8,018

     Increase in convertible debt                            135,088

     Increase in shareholder loan                              6,170

     Issuance of capital stock                                 6,334

     Additional paid-in capital                               69,628
                                                           ---------
     Net cash provided by financing activities               225,238

     Beginning cash, May 1, 1998                               -0-

     Ending cash, April 30, 1999                             108,087
                                                           =========

NON-CASH TRANSACTIONS

     Interest expense                                          -0-
     Income taxes                                              -0-

                             See accompanying notes

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<PAGE 09>


                  Internet International Communications, Ltd.
                        (A Development Stage Company)


                                  Footnotes
                               April 30, 1999

Note  1 - History and organization of the company

The Company was organized June 30, 1997 (Date of Inception) under the laws of the State of Nevada, as Internet International Communications, Ltd. The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company. The Company is authorized to issue 200,000,000 shares of $0.001 par value common stock and 20,000,000 shares of $0.001 par value preferred stock.

On June 17, 1998, the Company issued 5,372,153 shares of its $0.001 par value common stock to investors for cash in the amount of $75,000.00. $5,372.00 represents common stock, and $69,628.00 represents additional paid-in capital.

On April 30, 1999, the Company issued 962,097 shares of its $0.001 par value common stock to investors for cash in the amount of $962.00.

There have been no other issuances of common or preferred stock.

Note  2 - Accounting policies and procedures

Accounting policies and procedures have not been determined except as follows:

1.   The Company uses the accrual method of accounting.

2. The cost of organization, $17,405.00, is being amortized over a period of 60 months (April 1, 1999 through March 31, 2004).

3. The cost of web development, $48,088, is being amortized over a period of 60 months (May 1, 1998 through April 30, 2003).

4. Earnings per share are computed using the weighted average number of shares of common stock outstanding.

5. The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid since inception.

6. The cost of equipment is depreciated over the estimated useful life of the equipment utilizing the straight-line method of depreciation.

7. The Company will review its need for a provision for federal income tax after each operating quarter and each period for which a statement of operations is issued.

8.   The Company has adopted April 30 as its fiscal year end.

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<PAGE 10>


                  Internet International Communications, Ltd.
                        (A Development Stage Company)


                                  Footnotes
                               April 30, 1999

Note  3 - Going concern

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

Note  4 - Convertible debt

$135,088 was loaned to the Company. The lenders have the option to convert the debt to common shares at $1.00 per share. No conversions have been made as of April 30, 1999.

Note  5 - Shareholder loan

$6,170 was loaned to the Company by a shareholder and director. No repayment terms have been established.

Note  6 - Related party transactions

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Note  7 - Warrants and options

There are no warrants or options outstanding to acquire any additional shares of common stock.

Note  8 - Year 2000 issue

The Year 2000 issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in systems, which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 issue may be experienced before, on, or after January 1, 2000, and if not addressed, the impact on operations and financial reporting may range from minor errors to significant system failure, which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties will be fully resolved.

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<PAGE 11>


          UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

Pursuant to an AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") INTERLOCK SERVICES, INC, a Nevada corporation ("Acquisition"), INTERNET INTERNATIONAL COMMUNICATIONS, LTD., a Nevada corporation ("Client") and the persons listed (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding common stock of Client.

The Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant and approved by the unanimous consent of the shareholders of the Registrant on January 15, 2000. The Agreement was adopted by the unanimous consent of the Board of Directors of Client on January 15, 2000 and approved by the unanimous consent of the Shareholders on January 15, 2000.

Prior to the Agreement, the Registrant had 11,000,000 shares of common stock outstanding. Pursuant to the Agreement, the Registrant exchanged 7,500,000 shares of its common stock for 7,086,903 shares of common stock of Client at an exchange ratio of 1.058 to 1.0. The Registrant pursuant to the Agreement cancelled 7,500,000 shares of common stock of the Company. After the effect of the cancellation and issuance of new shares pursuant to the Agreement, the Registrant had a total of 11,000,000 shares of its common stock outstanding.

The sole source of consideration used by the Shareholders to acquire their respective interest in the Registrant was the exchange of their common stock for the common stock of the Acquisition.

Attached are the unaudited pro forma condensed financial statements, which include the unaudited pro condensed forma balance sheet as of December 31, 1999 and the unaudited pro forma condensed statement of operations of the Company and Internet International Communications, Ltd. (INICOM) for the year ended December 31, 1999, and related notes thereto. The unaudited pro forma condensed balance sheet assumes the acquisition had been consummated on December 31, 1999. The unaudited pro forma statement of operations, including the weighted average number of shares used in the calculation of the pro forma per share data, assume the acquisition had been consummated on January 1, 1999. The unaudited pro forma financial information reflects the allocation of the purchase price of INICOM. based upon current estimates of the fair values of assets acquired and liabilities assumed. The final allocation of the purchase price may vary as additional information is obtained and, accordingly, the ultimate allocation may differ from that used in the unaudited pro forma condensed financial information.

The unaudited pro forma condensed financial statements are based on the historical financial statements of the Company and INICOM. They are not necessarily indicative of the combined entity's operations had the acquisition actually occurred on the dates indicated, nor are they necessarily indicative of future operations. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to these statements.

The unaudited pro forma condensed financial statements are based on and should be read in conjunction with the historical financial statements and related notes thereto of the Company and the historical financial statements and notes thereto of INICOM for the year ended April 30, 1999.

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<PAGE 12>


        2DOBIZ.COM, INC. (FORMERLY KNOWN AS INTERLOCK SERVICES, INC.)
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              DECEMBER 31, 1999

                                                        Internet       Pro Forma
                                        Interlock     International   Adjustments     Pro Forma
                                        Historical     Historical       (Note 2)       Combined
                                        ----------     -----------    -----------     ---------
ASSETS
Current assets:
Cash                                     $   -          $ 14,002       $ (1,000)(a)   $ 13,002
Prepaid expenses and other                   -             1,878           -             1,878
                                         --------       --------       --------       --------
Total current assets                         -            15,880         (1,000)        14,880

Property and equipment, net                  -            19,755           -            19,755
Website development, net                     -           194,767        488,500        683,267
Other assets                                 -                47        262,500        262,547
                                         --------       --------       --------       --------
Total assets                             $   -          $230,449       $750,000       $980,449
                                         ========       ========       ========       ========

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Due to affiliate                         $   -          $114,232           -          $ 33,306
Convertible debt                             -           136,307           -            45,153
Shareholder loan                             -             7,989           -             1,497
                                         --------       --------       --------       --------
Total current liabilities                    -           258,528           -            80,350

Total liabilities                            -           258,528           -            81,570

Common stock                                1,000          7,087
Additional paid in capital                    385        207,305
Shareholder's equity (deficit)             (1,385)      (242,471)       750,000        721,921
Total liabilities and stock              --------       --------       --------       --------
  holders' equity (deficit)              $   -          $230,449       $750,000       $980,449
                                         ========       ========       ========       ========

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<PAGE 13>


        2DOBIZ.COM, INC. (FORMERLY KNOWN AS INTERLOCK SERVICES, INC.)
            UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1999


                                                        Internet       Pro Forma
                                        Interlock     International   Adjustments     Pro Forma
                                        Historical     Historical       (Note 2)       Combined
                                        ----------     -----------    -----------     ---------
Revenue:                                $     -        $      -       $      -        $    -
Cost of revenue:                              -               -              -             -
                                        ----------     -----------    -----------     ---------
Gross profit                                  -               -              -             -

Operating expenses:
General and administrative                     185         186,873          1,000       188,058
                                        ----------     -----------    -----------     ---------
Total operating expenses                       185         186,873          1,000       188,058
                                        ----------     -----------    -----------     ---------
Net loss                                $     (185)    $  (186,873)   $    (1,000)    $(188,058)
                                        ==========     ===========    ===========     =========

Basic net loss per share                $    (0.00)                                   $   (0.01)
                                        ==========                                    =========

Shares used in computing
  basic net loss per share              16,671,000                                   16,671,000
                                        ==========                                   ==========

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<PAGE 14>


        NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

1.   GENERAL

The Company will account for the acquisition as a purchase business combination. The accompanying unaudited pro forma condensed financial statements reflect an estimated aggregate purchase price of approximately $750,000, consisting of the fair value of common stock issued as well as transaction costs.

2.   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

The accompanying unaudited pro forma condensed balance sheet has been prepared as if the acquisition was consummated on December 31, 1999. Pro forma adjustments were made:

     (a)  To record consideration given in acquisition of INICOM:

               Stock given to INICOM shareholders               $750,000

               Transaction costs                                   1,000
                                                                --------
               Total purchase price                             $751,000
                                                                ========

     (b)  To record allocation of purchase price to the assets of INICOM:


               Website Technology                               $448,500
               Excess of cost over fair value of
                 net assets acquired                             262,500
                                                                --------
               Net assets acquired                              $751,000
                                                                ========

The allocation of the purchase price to in-process research and development, acquired technology, workforce and trademarks was based upon an independent valuation.

     (c)  To record elimination of INICOM shareholder's equity.

     (d)  To record elimination of INICOM historical intangible assets.

3.   UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

The accompanying unaudited pro forma condensed statement of operations has been
prepared as if the acquisition was consummated as of January 1, 1999.   Pro
forma adjustments were made to reflect the:

     (a) Amortization of acquired intangibles, with amortization periods of three years for amounts allocated to acquired technology and the excess of cost over fair value of net assets acquired.


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<PAGE 15>


EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference with respect to the consolidated financial statements of Internet International Communications, Ltd. for the year ended April 30, 1999 which is included in the Current Report (Form 8-K/A) dated April 10, 2000 filed with the Securities and Exchange Commission.


                                          /s/ G. Brad Beckstead, CPA

Las Vegas, Nevada
April 7, 2000

===============================================================================
Exhibit 99.3

2doBiz.com Inc. Announces Preferred Provider Relationships
SAN DIEGO, Mar 8, 2000 (BUSINESS WIRE) -- 2doBiz.com Inc. (the "company") (OTC BB:DOBZ), a publicly traded company, announced preferred provider relationships with Dunn and Bradstreet credit information, Delta Three telephony and Barnes and Noble booksellers.

The Dunn and Bradstreet credit information relationship (offered through Winstar) will provide an avenue for 2DoBiz members to access credit information on customers and business prospects. 2DoBiz is in a revenue-sharing relationship with Dunn and Bradstreet.

Through the preferred provider relationship with Delta Three Telephony, members will be able to arrange direct long-distance calls while utilizing the 2DoBiz site. Long-distance calls PC to PC will be free, PC to telephone will be at 5 cents/minute, while telephone to telephone calls will be at low world rates.

2DoBiz provides a secure chatroom for buyers and sellers and can extend that to a direct long-distance voice hook up through this relationship with Delta Three telephony.

2DoBiz is also offering Barnes and Noble reference and book sales support through its partnership with Barnes and Noble, thereby offering valuable tools for its members with direct access for members and a revenue-sharing relationship for the company. Furthermore, the full line of Barnes and Noble offerings is available through the Executive Gift Catalog available on 2DoBiz's site.

*    For more information, call Daniel Aldrich at 888/353-9315.

Except for historical matter contained herein, the matters discussed in this news release are forward-looking statements and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties, which may affect the company's business and prospects and cause actual results to differ materially from these forward-looking statements.


                                    - 14 -
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<PAGE 16>
===============================================================================
Exhibit 99.4

2doBiz.com Inc. Announces Joint Venture in the Philippines
SAN DIEGO, Mar 13, 2000 (BUSINESS WIRE) -- 2doBiz.com Inc. (the "Company") (OTC BB: DOBZ), a publicly traded company, Monday announced a new joint venture in the Philippines.

2dobiz.com Inc. has entered into a business center joint venture with Tim Tan to promote services to small and medium sized businesses in the Philippines. The Joint Venture will promote international trade in conjunction with the Philippine government.

The Joint Venture is directly with Tan who is a member of the prominent Tan family whose business interests are in the airline, banking and food sectors.

Dr. David Roth, CEO of 2dobiz.com Inc. stated: "This joint venture in the Philippines is just another critical step in the direction of a global network of business centers that 2dobiz.com, Inc. is setting up to provide services to small and medium sized companies to be competitive on a global scale in the ever changing world of commerce and technology. I believe that this relationship will add substantial value to the business community in the Philippines, businesses that want to do business in the Philippines, and to the shareholders of our Company."


*    For more information, call Daniel Aldrich at 888/353-9315.

Except for historical matters contained herein, the matters discussed in this news release are forward-looking statements and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties, which may affect the Company's business and prospects and cause actual results to differ materially from these forward-looking statements.


===============================================================================
Exhibit 99.5

2doBiz.com Inc. Announces Preferred Provider Relationship
               with Jameson International
SAN DIEGO, Mar 16, 2000 (BUSINESS WIRE) -- 2doBiz.com Inc. (the "company") (OTC BB:DOBZ), a publicly traded company, announced a preferred provider relationship with Jameson International Foreign Exchange Corp., an international currency exchange company based in North America with a global presence.

As a preferred provider Jameson will provide services associated with settlement of business transactions in multiple currencies. 2dobiz.com's members will have direct access to institutional currency exchange via Jameson International thus achieving competitive rates and quick execution. This service helps the small to medium-sized businesses remain competitive with larger corporations that already have access to such services.

Dr. David Roth, CEO of 2dobiz.com stated: "This relationship takes us closer to being a one-stop shop for small and medium businesses in their endeavors to be competitive in the global economy."


*    For more information, call Daniel Aldrich at 888/353-9315.

Except for historical matter contained herein, the matters discussed in this news release are forward-looking statements and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties, which may affect the company's business and prospects and cause actual results to differ materially from these forward-looking statements.

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